Exhibit 99.1

News release via Canada NewsWire, Toronto 416-863-9350

    Attention Business Editors:
    Western Goldfields Commences Major Drilling Program - Excellent
    Potential to Increase Resources

    <<
    -   Mesquite Mine is a rare permitted multi-million ounce U.S. gold reserve, one of only a handful of such opportunities in the United
        States
    -   Proven and Probable reserves of 2.36 million ounces of gold and
        Measured and Indicated resources of 1.25 million ounces(1)
    -   Average annual production of 165,000 ounces of gold planned commencing April 2008
    -   Company recently listed on the Toronto Stock Exchange
    >>

    TORONTO, Sept. 21 /CNW/ - Western Goldfields, Inc. (TSX:WGI, OTC
BB:WGDF.OB) today announced the commencement of a major 70,000-foot reverse circulation drilling program, designed to expand the non-oxide mineral resource base at its Mesquite Mine in Imperial County, California. The
drilling program is consistent with Western Goldfields' decision to proceed quickly with bringing this exceptional gold mining opportunity into production by April 2008. The Company is estimating average annual production of
165,000 ounces of gold from the mine, with an initial project life of 9-1/2 years.
    Initial test work from the Mesquite Vista pit non-oxides conducted by
Newmont Metallurgical Services indicated a recovery of gold in concentrate of more than 80 percent, suggesting excellent potential for enhanced gold recovery from a gravity and flotation circuit program. Samples from the drilling program also will be used for further metallurgical test work to optimize gold recovery going forward. The Layne Christensen Company of
Chandler, Arizona, is conducting the reverse circulation drilling program.
    "After reviewing the geologic database supporting the reserve estimate described in the recent Feasibility Study, it is apparent that many of the drill holes in the mine area stopped in mineralized non-oxide material," said
Mr. Raymond W. Threlkeld, President and Chief Executive Officer. "The
Feasibility Study indicated proven and probable reserves of 2.36 million ounces of gold and measured and indicated resources of 1.25 million ounces(1).
The potential to increase resources appears excellent. Mesquite is already permitted for development which will make it possible to expand our production in a remarkably short time."
    Western Goldfields announced the findings of the Feasibility Study in a news release on August 9, 2006, and the results can be found on Western
Goldfields' website. The resource and reserve estimates are summarized in the
Appendix to this news release.
    "The Mesquite Mine is a unique gold mining opportunity, in that it is a fully permitted, multi-million ounce reserve in a politically safe location -
one of only a handful of major deposits owned by an independent company in the
United States," said Mr. Randall Oliphant, Chairman, Western Goldfields. "The
Mesquite Mine should form a very solid and profitable foundation on which we can create increasing value for the shareholders of Western Goldfields. We also intend to pursue additional precious metals opportunities that are emerging in our industry, particularly in North America," added Mr. Oliphant.

    Western Goldfields, Inc.

    Under a new, highly experienced, and dynamic management team, Western
Goldfields is a gold producer focused on completing the expansion of its
Mesquite Mine, located in Imperial County, California, and returning the mine to full production. Western Goldfields acquired the Mesquite property in 2003 from Newmont Mining Corporation. Newmont originally operated the mine until
2001 when it ceased production, as the low gold prices at that time did not support expansion plans. However, Newmont continued the permitting process for expansion, and the permits were approved in 2002. Western Goldfields has continued producing gold from ore placed on heaps by the previous owners, and expects gold production in 2006 to be about 14,000 ounces.
    Western Goldfields, Inc. recently began trading on the Toronto Stock
Exchange under the symbol WGI. The Company currently has 69,187,051 common shares issued and outstanding and 111,369,230 shares of common stock on a fully diluted basis.

    (1) Resource estimates are exclusive of Mineral Reserves. Cautionary note to U.S. investors concerning Measured, Indicated, and Inferred mineral resources: These terms are required by the CIM's "Standards on Mineral
    Resources and Reserves, Definition and Guidelines". U.S. investors are cautioned not to assume that all or any part of the stated mineral resources will be converted into reserves. Reference is made to the
    Company's news release issued on August 9, 2006 for additional information regarding the Feasibility Study and mineral resource and reserve estimates regarding the Mesquite Mine.

    Forward-Looking Information

    Certain statements contained in this news release and subsequent oral statements made by and on behalf of the Company may contain forward-looking information within the meaning of the United States Private Securities
Litigation Reform Act of 1995 and equivalent Canadian legislation. Such forward-looking statements are identified by words such as "intends",
"anticipates", "believes", "expects", and "hopes" and include, without limitation, statements regarding the Company's plan of business operations, drilling program, potential contractual arrangements, receipt of working capital, anticipated revenues, and related expenditures. There can be no assurance that such statements will prove to be accurate; actual results and future events could differ materially from such statements. Factors that could cause actual results to differ materially include, among others, those set forth in the Company's Annual Report on Form 10-KSB for the year ended
December 31, 2005 filed with the U.S. Securities and Exchange Commission, under the caption, "Risk Factors". Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulation, the Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

    <<
                                   APPENDIX
                                MESQUITE MINE
                       Mineral Resources and Reserves
                               August 1, 2006

    -------------------------------------------------------------------------
                   Mineral Resources Inclusive of Reserves
    -------------------------------------------------------------------------
    Classification     Category        Tons            Grade       Contained
                                     (x 1,000)       (Au oz/T)     (Au ozs)
    -------------------------------------------------------------------------
    Measured           Oxide           73,355          0.016       1,188,000

                       Non-oxide       19,591          0.024         470,000
    -------------------------------------------------------------------------
    Measured           Subtotal        92,946          0.018       1,658,000
    -------------------------------------------------------------------------
    Indicated          Oxide           82,611          0.016       1,338,000
                       Non-oxide       26,338          0.022         566,000
    -------------------------------------------------------------------------
    Indicated          Subtotal       108,949          0.017       1,904,000
    -------------------------------------------------------------------------
    M&I                TOTAL          201,895          0.018       3,562,000
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
                              Mineral Reserves
    -------------------------------------------------------------------------
    Classification     Category        Tons            Grade       Contained
                                     (x 1,000)       (Au oz/T)     (Au ozs)
    -------------------------------------------------------------------------
    Proven             Oxide           55,923          0.017         923,000
                       Non-oxide       12,749          0.024         306,000
    -------------------------------------------------------------------------
    Proven             Subtotal        68,672          0.018       1,229,000
    -------------------------------------------------------------------------
    Probable           Oxide           52,589          0.017         910,000
                       Non-oxide        9,647          0.023         222,000
    -------------------------------------------------------------------------
    Probable           Subtotal        62,236          0.018       1,132,000
    -------------------------------------------------------------------------
    P&P                TOTAL          130,908          0.018       2,361,000
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
                   Mineral Resources Exclusive of Reserves
    -------------------------------------------------------------------------
    Classification     Category        Tons            Grade       Contained
                                     (x 1,000)       (Au oz/T)     (Au ozs)
    -------------------------------------------------------------------------
    Measured           Oxide           18,767          0.015         274,000
                       Non-oxide        7,484          0.023         174,000
    -------------------------------------------------------------------------
    Measured           Subtotal        26,251          0.017         448,000
    -------------------------------------------------------------------------
    Indicated          Oxide           31,019          0.015         453,000
                       Non-oxide       17,101          0.021         351,000
    -------------------------------------------------------------------------
    Indicated          Subtotal        48,120          0.017         804,000
    -------------------------------------------------------------------------
    M&I                TOTAL           74,371          0.017       1,252,000
    -------------------------------------------------------------------------

    1.  The Company's mineral reserves are estimated using appropriate cut-off grades at an assumed gold price of US$450 per ounce and projected process recoveries, operating costs and life of mine plans which include allowances for dilution and mining recovery.
    2.  The Company's mineral reserves are consistent with the definitions established by Industry Guide 7, administered by the U.S. Securities and Exchange Commission.
    3.  The Company's mineral resources are estimated using appropriate cut-off grades at an assumed gold price of US$500 per ounce, projected process recoveries, operating costs and mine plans which include allowances for dilution and mining recovery.
    4.  The Company's mineral resources and mineral reserves are classified in accordance with the Canadian Institute of Mining, Metallurgy and
        Petroleum's (CIM) "Standards on Mineral Resources and Reserves,
        Definitions and Guidelines".
    5.  Cautionary note to U.S. investors concerning Measured, Indicated and
        Inferred mineral resources: These terms are required by the CIM's
        "Standards on Mineral Resources and Reserves, Definitions and
        Guidelines". Mineral resources that are not mineral reserves do not have demonstrated economic viability. U.S. Investors are cautioned not to assume that all or any part of the stated mineral resources will be converted into reserves.
    6.  The Company's mineral resource and reserve estimates were prepared under the supervision of Mr. M. Hester, FAusIMM, Vice President,
        Independent Mining Consultants Inc., Tucson Arizona, who qualifies as an independent Qualified Person under Canadian Securities
        legislation.
    >>

    %SEDAR: 00021587          %CIK: 0001208038

    /For further information: please visit www.westerngoldfields.com, or contact: Raymond W. Threlkeld, President and Chief Executive Officer, (416)
324-6005, rthrelkeld(at)westerngoldfields.com; Brian Penny, Chief Financial
Officer, (416) 324-6002, bpenny(at)westerngoldfields.com; Richard Wertheim,
Investor and Media Relations, Wertheim + Company Inc., (416) 594-1600,
wertheim(at)wertheim.ca/
    (WGDF)

CO:  Western Goldfields, Inc.

CNW 18:20e 21-SEP-06